Liquidity	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
LIQUIDITY

2. LIQUIDITY

The Group reported a net operating loss of $20,275,541 and net operating cash outflow of $15,931,913 for the year ended December 31, 2020. In addition, the Group had an accumulated deficit of $30,489,126 as of December 31, 2020. The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future. If management is not able to generate significant revenues from its product candidates currently in development, the Group may not be able to achieve profitability.

The Group’s principal sources of liquidity have been cash, marketable securities and line of credit facility from related parties. As of the date of issuance of the consolidated financial statements, the Group has approximately $2.4 million of restricted and unrestricted cash and approximately $10.7 million of undrawn line of credit facility from related parties. Based upon the current market price of the Group’s marketable securities, it anticipates it can liquidate such marketable securities, if necessary. In addition, the Group will need to maintain its operating costs at a level through strictly cost control and budget to ensure operating costs will not exceed such aforementioned sources of funds in order to continue as a going concern for a period within one year after the issuance of its consolidated financial statements.

The Group believes that available cash, together with the efforts from aforementioned management plan and actions, should enable the Group to meet current anticipated cash needs for at least the next 12 months after the date that the consolidated financial statements are issued and the Group has prepared the consolidated financial statements on a going concern basis.